                               INDIVIDUAL GUARANTY

1. To induce Independent Resources, Inc. (herein called "I.R.") to accept and enter into a Loan and Security Agreement dated December 23, 1996 and numbered 207-02 (herein collectively called the "Agreements") with New York Skyline, Inc. (herein called the "Obligor"), the undersigned:

           (a) Unconditionally and irrevocably guarantees to I.R. the prompt payment in full of all indebtedness and obligations of every kind and nature now and hereafter owing by the Obligor to I.R. under the Agreements as well as any other obligations and indebtedness which the Obligor now owes or may hereafter incur to I.R. under any other agreements or by reason of any financial accommodation including, without limitation, leases of personal property and/or notes and security agreements between I.R. and the Obligor whether now existing or made after the date hereof, whether or not presently contemplated;

           (b) Unconditionally and irrevocably guarantees to I.R. the prompt, full and faithful performance and discharge by the Obligor of each and every term, condition, agreement, and warranty to be performed by the Obligor under the Agreements or any modifications or amendments thereof or under any other documents or instruments evidencing any other financial accommodation between I.R. and the Obligor; and

           (c) Unconditionally and irrevocably agrees to reimburse I.R. for all expenses, costs and reasonable attorney's fees incurred by it in enforcing any of its rights and remedies against the Obligor and/or the undersigned or any other person or concern liable thereon.

2. The undersigned agrees to pay all of the foregoing amounts and perform all of the foregoing obligations notwithstanding that any part or all of the Agreements or any other agreements or financial accommodation shall be void or voidable or unenforceable as against the Obligor or any of the Obligor's creditors, including a trustee in bankruptcy or receiver of Obligor, by reason of any fact or circumstance, including, without limitation, failure of any person to file any document or to take any other action to make any of the Agreements or any financial accommodation enforceable in accordance with their respective terms. The liability of the undersigned shall be an absolute and primary obligation of payment and I.R. shall not be required to first (i) proceed against the Obligor; (ii) proceed against or exhaust any security held from the Obligor or any guarantor; or (iii) pursue any other remedies it may have, including remedies against other guarantors.

3. The undersigned waives notice of acceptance hereof, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, demands of payment and notices of nonpayment, default, protest and dishonor to the undersigned or the Obligor or to the makers or endorsers of any notes or other instruments for which the undersigned may be liable hereunder. The undersigned further waives notice of and hereby consents to any agreement or arrangement for payment, extension, subordination, moratoria, composition, discharge or release of the whole or any part of the Obligor's obligations under the Agreements or any other agreement or financial accommodation, the release of other guarantors or the compromise of their obligations and the change in location or release of any equipment or collateral or the taking of a security interest in any additional or substituted equipment or collateral; and none of the same shall in any way impair the undersigned's liability hereunder. I.R. shall be under no obligation to insure, protect or otherwise preserve the equipment or any other collateral which may secure any indebtedness guaranteed hereunder.

4. All sums at any time to the undersigned's credit and any of the undersigned's property at any time in I.R.'s possession may be held by I.R. as security for all of undersigned's obligations hereunder.

5. This Guaranty will continue to be effective or will be reinstated, as the case may be, if at any time any payment made to I.R. is rescinded or must be returned upon the insolvency, bankruptcy, or reorganization of the Obligor, or otherwise, as if such payment had not been made. The undersigned expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration or any other claim which the undersigned may now or hereafter have against the Obligor for the obligations guaranteed hereunder or against or with respect to the property of the Obligor arising from the existence or performance of this Guaranty.

6. This guaranty shall not be discharged or otherwise affected by the death, incompetence or insolvency of the undersigned and shall be binding on the undersigned's heirs, executors and administrators.

7. This guaranty is a continuing guaranty and shall continue in full force and effect until terminated by the actual receipt by I.R. or its assignee of written notice of termination from the undersigned. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to receipt of such termination shall not be affected.

8. The undersigned waives all right to a trial by jury in any action or proceeding based hereon. This guaranty is assignable by I.R., in whole or part, and may be subsequently further assigned by such assignees, all without notice to the undersigned. Any assignee of I.R. and all subsequent assignees shall have all of the rights of I.R. hereunder and may enforce this guaranty with the same force and effect as if such guaranty were given to such assignee in the first instance. The invalidity, illegality or unenforceability of any provision of this guaranty shall not affect the validity, legality or enforceability of any of its other provisions. Legal rights and obligations hereunder shall be determined in accordance with the laws of the State of Connecticut.


9. Anything in this guaranty to the contrary notwithstanding, the liability of this guaranty shall be limited to $750,000.00 upon the occurrence of an Event of Default plus the costs and expenses incurred by I.R. in enforcing this guaranty pursuant to the Paragraph 1(c) above.

Executed this _____ day of ____________________, 1996.

                                                      __________________________
                                                      Zalman Silber
______________________________                        1259 56th Street
WITNESS                                               Brooklyn, NY  11219
                                                      S.S. ####-##-####

                               INDIVIDUAL GUARANTY

1. To induce Independent Resources, Inc. (herein called "I.R.") to accept and enter into a Loan and Security Agreement dated December 3, 1996 and numbered 207-03 (herein collectively called the "Agreements") with Skyline Virtual Reality, Inc. (herein called the "Obligor"), the undersigned:

           (a) Unconditionally and irrevocably guarantees to I.R. the prompt payment in full of all indebtedness and obligations of every kind and nature now and hereafter owing by the Obligor to I.R. under the Agreements as well as any other obligations and indebtedness which the Obligor now owes or may hereafter incur to I.R. under any other agreements or by reason of any financial accommodation including, without limitation, leases of personal property and/or notes and security agreements between I.R. and the Obligor whether now existing or made after the date hereof, whether or not presently contemplated;

           (b) Unconditionally and irrevocably guarantees to I.R. the prompt, full and faithful performance and discharge by the Obligor of each and every term, condition, agreement, and warranty to be performed by the Obligor under the Agreements or any modifications or amendments thereof or under any other documents or instruments evidencing any other financial accommodation between I.R. and the Obligor; and

           (c) Unconditionally and irrevocably agrees to reimburse I.R. for all expenses, costs and reasonable attorney's fees incurred by it in enforcing any of its rights and remedies against the Obligor and/or the undersigned or any other person or concern liable thereon.

2. The undersigned agrees to pay all of the foregoing amounts and perform all of the foregoing obligations notwithstanding that any part or all of the Agreements or any other agreements or financial accommodation shall be void or voidable or unenforceable as against the Obligor or any of the Obligor's creditors, including a trustee in bankruptcy or receiver of Obligor, by reason of any fact or circumstance, including, without limitation, failure of any person to file any document or to take any other action to make any of the Agreements or any financial accommodation enforceable in accordance with their respective terms. The liability of the undersigned shall be an absolute and primary obligation of payment and I.R. shall not be required to first (i) proceed against the Obligor; (ii) proceed against or exhaust any security held from the Obligor or any guarantor; or (iii) pursue any other remedies it may have, including remedies against other guarantors.

3. The undersigned waives notice of acceptance hereof, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, demands of payment and notices of nonpayment, default, protest and dishonor to the undersigned or the Obligor or to the makers or endorsers of any notes or other instruments for which the undersigned may be liable hereunder. The undersigned further waives notice of and hereby consents to any agreement or arrangement for payment, extension, subordination, moratoria, composition, discharge or release of the whole or any part of the Obligor's obligations under the Agreements or any other agreement or financial accommodation, the release of other guarantors or the compromise of their obligations and the change in location or release of any equipment or collateral or the taking of a security interest in any additional or substituted equipment or collateral; and none of the same shall in any way impair the undersigned's liability hereunder. I.R. shall be under no obligation to insure, protect or otherwise preserve the equipment or any other collateral which may secure any indebtedness guaranteed hereunder.

4. All sums at any time to the undersigned's credit and any of the undersigned's property at any time in I.R.'s possession may be held by I.R. as security for all of undersigned's obligations hereunder.

5. This Guaranty will continue to be effective or will be reinstated, as the case may be, if at any time any payment made to I.R. is rescinded or must be returned upon the insolvency, bankruptcy, or reorganization of the Obligor, or otherwise, as if such payment had not been made. The undersigned expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration or any other claim which the undersigned may now or hereafter have against the Obligor for the obligations guaranteed hereunder or against or with respect to the property of the Obligor arising from the existence or performance of this Guaranty.

6. This guaranty shall not be discharged or otherwise affected by the death, incompetence or insolvency of the undersigned and shall be binding on the undersigned's heirs, executors and administrators.

7. This guaranty is a continuing guaranty and shall continue in full force and effect until terminated by the actual receipt by I.R. or its assignee of written notice of termination from the undersigned. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to receipt of such termination shall not be affected.

8. The undersigned waives all right to a trial by jury in any action or proceeding based hereon. This guaranty is assignable by I.R., in whole or part, and may be subsequently further assigned by such assignees, all without notice to the undersigned. Any assignee of I.R. and all subsequent assignees shall have all of the rights of I.R. hereunder and may enforce this guaranty with the same force and effect as if such guaranty were given to such assignee in the first instance. The invalidity, illegality or unenforceability of any provision of this guaranty shall not affect the validity, legality or enforceability of any of its other provisions. Legal rights and obligations hereunder shall be determined in accordance with the laws of the State of Connecticut.


9. Anything in this guaranty to the contrary notwithstanding, the liability of this guaranty shall be limited to $250,000.00 upon the occurrence of an Event of Default plus the costs and expenses incurred by I.R. in enforcing this guaranty pursuant to the Paragraph 1(c) above.

Executed this _____ day of ____________________, 1996.

                                                      __________________________
                                                      Zalman Silber
______________________________                        1259 56th Street
WITNESS                                               Brooklyn, NY  11219
                                                      S.S. ####-##-####

                               INDIVIDUAL GUARANTY

1. To induce Independent Resources, Inc. (herein called "I.R.") to accept and enter into a Loan and Security Agreement dated December 4, 1996 and numbered 207-04 (herein collectively called the "Agreements") with Skyline Virtual Reality, Inc. (herein called the "Obligor"), the undersigned:

           (a) Unconditionally and irrevocably guarantees to I.R. the prompt payment in full of all indebtedness and obligations of every kind and nature now and hereafter owing by the Obligor to I.R. under the Agreements as well as any other obligations and indebtedness which the Obligor now owes or may hereafter incur to I.R. under any other agreements or by reason of any financial accommodation including, without limitation, leases of personal property and/or notes and security agreements between I.R. and the Obligor whether now existing or made after the date hereof, whether or not presently contemplated;

           (b) Unconditionally and irrevocably guarantees to I.R. the prompt, full and faithful performance and discharge by the Obligor of each and every term, condition, agreement, and warranty to be performed by the Obligor under the Agreements or any modifications or amendments thereof or under any other documents or instruments evidencing any other financial accommodation between I.R. and the Obligor; and

           (c) Unconditionally and irrevocably agrees to reimburse I.R. for all expenses, costs and reasonable attorney's fees incurred by it in enforcing any of its rights and remedies against the Obligor and/or the undersigned or any other person or concern liable thereon.

2. The undersigned agrees to pay all of the foregoing amounts and perform all of the foregoing obligations notwithstanding that any part or all of the Agreements or any other agreements or financial accommodation shall be void or voidable or unenforceable as against the Obligor or any of the Obligor's creditors, including a trustee in bankruptcy or receiver of Obligor, by reason of any fact or circumstance, including, without limitation, failure of any person to file any document or to take any other action to make any of the Agreements or any financial accommodation enforceable in accordance with their respective terms. The liability of the undersigned shall be an absolute and primary obligation of payment and I.R. shall not be required to first (i) proceed against the Obligor; (ii) proceed against or exhaust any security held from the Obligor or any guarantor; or (iii) pursue any other remedies it may have, including remedies against other guarantors.

3. The undersigned waives notice of acceptance hereof, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, demands of payment and notices of nonpayment, default, protest and dishonor to the undersigned or the Obligor or to the makers or endorsers of any notes or other instruments for which the undersigned may be liable hereunder. The undersigned further waives notice of and hereby consents to any agreement or arrangement for payment, extension, subordination, moratoria, composition, discharge or release of the whole or any part of the Obligor's obligations under the Agreements or any other agreement or financial accommodation, the release of other guarantors or the compromise of their obligations and the change in location or release of any equipment or collateral or the taking of a security interest in any additional or substituted equipment or collateral; and none of the same shall in any way impair the undersigned's liability hereunder. I.R. shall be under no obligation to insure, protect or otherwise preserve the equipment or any other collateral which may secure any indebtedness guaranteed hereunder.

4. All sums at any time to the undersigned's credit and any of the undersigned's property at any time in I.R.'s possession may be held by I.R. as security for all of undersigned's obligations hereunder.

5. This Guaranty will continue to be effective or will be reinstated, as the case may be, if at any time any payment made to I.R. is rescinded or must be returned upon the insolvency, bankruptcy, or reorganization of the Obligor, or otherwise, as if such payment had not been made. The undersigned expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration or any other claim which the undersigned may now or hereafter have against the Obligor for the obligations guaranteed hereunder or against or with respect to the property of the Obligor arising from the existence or performance of this Guaranty.

6. This guaranty shall not be discharged or otherwise affected by the death, incompetence or insolvency of the undersigned and shall be binding on the undersigned's heirs, executors and administrators.

7. This guaranty is a continuing guaranty and shall continue in full force and effect until terminated by the actual receipt by I.R. or its assignee of written notice of termination from the undersigned. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to receipt of such termination shall not be affected.

8. The undersigned waives all right to a trial by jury in any action or proceeding based hereon. This guaranty is assignable by I.R., in whole or part, and may be subsequently further assigned by such assignees, all without notice to the undersigned. Any assignee of I.R. and all subsequent assignees shall have all of the rights of I.R. hereunder and may enforce this guaranty with the same force and effect as if such guaranty were given to such assignee in the first instance. The invalidity, illegality or unenforceability of any provision of this guaranty shall not affect the validity, legality or enforceability of any of its other provisions. Legal rights and obligations hereunder shall be determined in accordance with the laws of the State of Connecticut.


9. Anything in this guaranty to the contrary notwithstanding, the liability of this guaranty shall be limited to $250,000.00 upon the occurrence of an Event of Default plus the costs and expenses incurred by I.R. in enforcing this guaranty pursuant to the Paragraph 1(c) above.

Executed this _____ day of ____________________, 199_.

                                                      __________________________
                                                      Zalman Silber
______________________________                        1259 56th Street
WITNESS                                               Brooklyn, NY  11219
                                                      S.S. ####-##-####